Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Montag & Caldwell Growth Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Montag & Caldwell Growth Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Montrusco Bolton Investments, Inc. (“Montrusco Bolton” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Montag & Caldwell, LLC (“Montag & Caldwell”), effective March 19, 2021 (the “Implementation Date”). The appointment of Montrusco Bolton was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Montrusco Bolton (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Montag & Caldwell with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Montrusco Bolton by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Montrusco Bolton as the subadviser to the Fund, a new subadvisory agreement between AMGF and Montrusco Bolton (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Montrusco Bolton under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Montag & Caldwell would have received under the Former Subadvisory Agreement.

In connection with the hiring of Montrusco Bolton, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Montag & Caldwell Growth Fund to AMG Montrusco Bolton Large Cap Growth Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the S&P 500 Growth Index.

Also in connection with the hiring of Montrusco Bolton, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from a tiered fee of 0.70% of the average daily net assets of the Fund for the first $800,000,000 of assets under management, 0.50% for amounts in excess of $800,000,000 up to $6,000,000,000, 0.45% on amounts in excess of $6,000,000,000 up to $12,000,000,000 and 0.40% on amounts in excess of $12,000,000,000 to an annual fee of 0.48% of the average daily net assets of the Fund; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Montrusco Bolton Large Cap Growth Fund.

The section titled “Principal Investment Strategies” on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund currently considers large-capitalization companies to be those with a market capitalization at the time of purchase within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000® Index. As of January 31, 2021, the range of market capitalizations of the S&P 500 Index was $3.3 billion to $2,243.6 billion. As of May 8, 2020, the date of the latest reconstitution of the Russell 1000® Index (implemented by the Index June 26, 2020), the range of market capitalizations of the Russell 1000® Index was $1.8 billion to $1,400.5 billion. This capitalization range will change over time. The Fund primarily invests in equity securities. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the large-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of large-capitalization companies at any given time.

Montrusco Bolton Investments, Inc., the subadviser to the Fund (“Montrusco Bolton” or the “Subadviser”), employs a “growth-at-a-reasonable-price” (“GARP”) investment philosophy for the Fund when seeking to invest in companies that exhibit both growth and value characteristics. Montrusco Bolton selects stocks based on a fundamental, bottom-up analysis. Montrusco Bolton integrates environmental, social and governance (“ESG”) factors and the United Nations’ Sustainable Development Goals (“SDG”) into its investment process through three elements: risk reduction through exclusions; investing in companies with high sustainability scores under Montrusco Bolton’s scoring system; and exerting influence over company management through active engagement. With respect to each potential investment, Montrusco Bolton scores the issuer’s sustainability by evaluating a set of ESG risk factors developed by Montrusco Bolton using independent analysis from third parties such as Sustainalytics as well as Montrusco Bolton’s own internal analysis. Montrusco Bolton then evaluates the issuer against certain identified SDGs. Montrusco Bolton further narrows the investment universe based on quality and growth factors, including low leverage, high return on invested capital and above sector earnings-per-share growth.

At times, depending on market and other conditions, and in the sole discretion of the Subadviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund currently expects to hold between 25 and 40 positions at any time.

The section titled “Principal Risks” beginning on page 1 is revised to remove “Sector Risk,” “Currency Risk,” “Foreign Investment Risk” and “Liquidity Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

ESG Investing Risk—the Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

GARP Style Risk—GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Principal Risks” beginning on page 1, the principal risks shall appear in the following order: Market Risk; Management Risk; Focused Investment Risk; Growth Stock Risk; Large-Capitalization Stock Risk; Convertible Securities Risk; ESG Investing Risk; GARP Style Risk; and Value Stock Risk.

In the section titled “Performance” on page 2, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, Montrusco Bolton was appointed as subadviser to the Fund and the Fund changed its name to “AMG Montrusco Bolton Large Cap Growth Fund,” adopted its current investment strategies and began comparing its performance to the S&P 500 Growth Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Performance” on page 2 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG Montrusco Bolton Large Cap Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	31.85%	15.58%	13.23%
Class N Return After Taxes on Distributions	27.23%	12.09%	9.93%
Class N Return After Taxes on Distributions and Sale of Fund Shares	22.02%	11.62%	9.97%
Class I Return Before Taxes	32.10%	15.80%	13.48%
S&P 500 Growth Index[1] (reflects no deduction for fees, expenses or taxes)	33.47%	18.98%	16.49%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%

[1]

The S&P 500 Growth Index replaced the Russell 1000® Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Portfolio Management” beginning on page 2 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Montrusco Bolton Investments, Inc.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Manager

Jean David Meloche, CFA

Head of Global and U.S. Equities of Montrusco Bolton;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.17%	None
Other Expenses[1]	0.30%	0.27%

Total Annual Fund Operating Expenses	0.95%	0.75%

Fee Waiver and Expense Reimbursements[2]	(0.02)%	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.93%	0.73%

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$95	$300	$523	$1,164
Class I	$75	$237	$414	$927

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE